UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                                November 16, 2006
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)


                         COMMERCIAL PROPERTY CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        000-04494                    13-5661446
   --------                        ---------                    ----------
(State or other              (Commission File Number)          (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

                               87-10 Clover Place
                              Holliswood, NY 11423
                              --------------------
                    (Address of Principal Executive Offices)

                                  718-740-2278
                                  ------------
                         (Registrant's Telephone Number)

                     3884 East North Little Cottonwood Road
                           Salt Lake City, Utah 84092
                     --------------------------------------
          (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On November 15, 2006, the Registrant changed its name from "COMMERCIAL PROPERTY CORPORATION" to "SHANGDONG RUIRUITAI CHEMICALS CO., LTD.". The change of name was made pursuant to Section 253 of the Delaware General Corporation Law after the wholly-owned subsidiary of the Registrant merged with and into the Registrant with the Registrant surviving such merger.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SHANGDONG RUIRUITAI CHEMICALS CO., LTD.
                                        f/k/a COMMERCIAL PROPERTY CORPORATION

Dated: 11/15/06                         /s/ Anna Herbst
       --------                         ---------------
                                        Anna Herbst
                                        Vice President


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